EXHIBIT 10.1

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

This AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT (this “Amendment”) dated as of February 26, 2014, is among J.B. HUNT TRANSPORT, INC., a Georgia corporation (the “Borrower”), J.B. HUNT TRANSPORT SERVICES, INC., an Arkansas corporation (the “Parent”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of August 12, 2011 (as hereby amended and as from time to time further amended, supplemented, restated, amended and restated or otherwise modified, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made revolving credit facilities available to the Borrower;

WHEREAS, the Parent has entered into the Parent Guaranty pursuant to which it has guaranteed the obligations of the Borrower under the Credit Agreement and the other Loan Documents;

WHEREAS, (a) the Borrower and the Parent have entered into that certain Indenture dated as of September 20, 2010, among the Parent (as Issuer), the Borrower (as Guarantor), and U.S. Bank National Association (as Trustee) as supplemented by that certain First Supplemental Indenture dated as of September 20, 2010, among the Parent (as Issuer), the Borrower (as Guarantor), and U.S. Bank National Association (as Trustee) (such Indenture, including all amendments thereto, further supplements thereto, and any amendments and restatements or refinancings thereof, the “Indenture”), and (b) pursuant to the Indenture, the Borrower has issued those certain 3.375% Notes due 2015 (the “2010 Notes”) in the aggregate amount of $250,000,000, with a maturity date of September 15, 2015; and

WHEREAS, the Borrower has requested, and the Administrative Agent and each Lender party hereto have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as set forth herein, and to waive any Defaults or Events of Default that have occurred or may have occurred under the Credit Agreement as a result of the Borrower and the Parent entering into the Indenture and the issuance of the 2010 Notes.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Waiver. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower and the Parent made herein, the Administrative Agent and the Lenders party hereto hereby waive any Defaults or Events of Default arising prior to the date hereof and resulting solely from the entering into and existence of the Indenture and the issuance of the 2010 Notes, including those Events of Default that may have resulted under Section 8.01(d), Section 8.01(e) or Section 6.01(d) of the Credit Agreement. The Borrower and the Parent hereby consent, acknowledge and agree to the waiver set forth herein and hereby confirm and ratify in all respects the Credit Agreement and the enforceability of such Credit Agreement against the Borrower and the Parent in accordance with its terms.

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2.          Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

“First Amendment Effective Date” means February 26, 2014.

“Indenture” means that certain Indenture dated as of September 20, 2010, among the Parent (as Issuer), the Borrower (as Guarantor), and U.S. Bank National Association (as Trustee), as supplemented by that certain First Supplemental Indenture dated as of September 20, 2010, among the Parent (as Issuer), the Borrower (as Guarantor), and U.S. Bank National Association (as Trustee), including all amendments thereto, further supplements thereto, and any amendments and restatements or refinancings thereof.

(b)	Section 7.09 of the Credit Agreement is hereby amended in its entirety so that as amended such subsection shall read as follows:

7.09     Limitation on Restrictions on Subsidiary Dividends and Other Distributions.  Permit any of their Subsidiaries, directly or indirectly, to create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any of such Subsidiaries to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower, the Parent or any of their Subsidiaries, or pay any Indebtedness owed by any of the Subsidiaries to the Borrower, the Parent or to any other Subsidiary, (b) make loans or advances to the Borrower, the Parent or to any other Subsidiary, (c) create, incur, assume or suffer to exist Liens on the property of it or any other Subsidiary, or (d) transfer any of its properties or assets to the Borrower, the Parent or to any other Subsidiary, except, in each case, for such encumbrances or restrictions existing under or by reason of (i) applicable Laws, (ii) this Agreement, (iii) Permitted Liens (such restrictions existing by reason of any Permitted Lien only prohibiting the transfer of such properties or assets subject to such Permitted Lien) and (iv) (A) the Indenture in effect as of the First Amendment Effective Date and (B) any supplements, amendments, restatements or refinancings of such Indenture, in each case, to the extent that such Indenture, supplement, amendment, restatement or refinancing is substantively similar to, or less restrictive than, the Indenture in effect on the First Amendment Effective Date.

3.          Effectiveness; Conditions Precedent. The effectiveness of this Amendment, the waiver provided in Section 1 hereof and the amendments to the Credit Agreement provided in Section 2 hereof are all subject to (a) the Administrative Agent’s receipt of counterparts of this Amendment duly executed by the Borrower, the Parent, the Lenders constituting Required Lenders and the Administrative Agent and (b) such other assurances, certificates, documents, consents or opinions as the Administrative Agent or the Lenders may reasonably require.

4.          Confirmation and Reaffirmation. The Parent hereby consents, acknowledges and agrees to the waiver and the amendments set forth herein and hereby confirms and ratifies in all respects the Parent Guaranty and the enforceability of the Parent Guaranty against the Parent in accordance with its terms. The Parent hereby reaffirms, ratifies and confirms its grant of Liens under each of the Loan Documents to which it is a party.

5.          Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and the Parent represents and warrants to the Administrative Agent and the Lenders as follows:

(a)     At the time of and immediately after giving effect to this Amendment, the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof except that (i) if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation shall be true and correct in all respects, (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and (iii) for the purposes of this Amendment, the representations and warranties contained in Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01 of the Credit Agreement.

(b)     This Amendment has been duly executed and delivered by each of the Borrower and the Parent. This Amendment constitutes a legal, valid and binding obligation of each of the Borrower and the Parent enforceable against the Borrower and the Parent in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar Laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c)     After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

6.          Entire Agreement. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document. This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

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7.          Full Force and Effect of Credit Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.          Counterparts and Effectiveness. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

9.          Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

10.         Severability. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

11.         References. All references to the “Credit Agreement” in the Loan Documents shall mean the Credit Agreement, as amended hereby.

12.         Successors and Assigns. This Amendment shall be binding upon the Borrower, the Parent, the Swing Line Lender, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Parent, the Swing Line Lender, the Lenders and the Administrative Agent and the respective successors and assigns of the Borrower, the Parent, the Swing Line Lender, the Lenders and the Administrative Agent.

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13.	Release.

(a)     Each of the Borrower and the Parent, on behalf of themselves and their successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent (and any sub-agent thereof), each Lender and each Related Party of any of the foregoing Persons (each such Person being called a “Releasee”), of and from any and all demands, actions, causes of action, suits, controversies, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Borrower or the Parent or any of their successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date that this Amendment is executed by all parties.

(b)     Each of the Borrower and the Parent, on behalf of themselves and their successors, assigns and other legal representatives, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim. If the Borrower or the Parent or any of their successors, assigns or other legal representative violates the foregoing covenant, each of the Borrower and the Parent, for themselves and their successors, assigns and legal representatives, agrees to pay, jointly and severally, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any affected Releasee as a result of such violation.

(c)     Each of the Borrower and the Parent understands, acknowledges and agrees (i) that the release of claims and covenant not to sue set forth in Sections 7(a) and (b) may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release, and (ii) that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release of claims and the covenant not to sue set forth in Sections 7(a) and (b).

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:
J.B. HUNT TRANSPORT, INC.

By:	/s/ David N. Chelette
Name:	David N. Chelette
Title:	Treasurer

PARENT:
J.B. HUNT TRANSPORT SERVICES, INC.

By:	/s/ David G. Mee
Name:	David G. Mee
Title:	Chief Financial Officer

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kelly Weaver
Name:	Kelly Weaver
Title:	AVP

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

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BANK OF AMERICA, N.A., as a Lender and the Swing Line Lender

By:	/s/ Marc Sanchez
Name:	Marc Sanchez
Title:	Vice President

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Edward B. Hanson
Name:	Edward B. Hanson
Title:	Vice President

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Lawrence Elkins
Name:	Lawrence Elkins
Title:	Vice President

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Robert M. Searson
Name:	Robert M. Searson
Title:	Senior Vice President

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

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SUNTRUST BANK, as a Lender

By:	/s/ Chris Hursey
Name:	Chris Hursey:
Title:	Vice President

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Robert P. Kellas
Name:	Robert P. Kellas
Title:	Executive Director

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice Presiden

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

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REGIONS BANK, as a Lender

By:	/s/ David Cravens
Name:	David Cravens
Title:	Executive Vice President

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

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FIFTH THIRD BANK, as a Lender

By:	/s/ Christopher C. Motley
Name:	Christopher C. Motley
Title:	Senior Vice President

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Jason Lipschitz
Name:	Jason Lipschitz
Title:	Authorized Signatory

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

J.B. Hunt Transport, Inc.

Signature Page

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